                          CONSENT OF ERNST & YOUNG LLP





                                  EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 2002 Long-Term Incentive Plan of Wilmington Trust Corporation of our report dated January 26, 2001, with respect to the consolidated financial statements of Wilmington Trust Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 18, 2002